UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 5, 2017
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)

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Maryland (American Assets Trust, Inc.) Maryland (American Assets Trust, L.P.) (State or other jurisdiction of incorporation)	001-35030 (American Assets Trust, Inc.) 333-202342-01 (American Assets Trust, L.P.) (Commission File No.)	27-3338708 (American Assets Trust, Inc.) 27-3338894 (American Assets Trust, L.P.) (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01    Other Events.
Federal Income Tax Considerations
The information included on this Current Report on Form 8-K under this heading “Federal Income Tax Considerations” and the information on Exhibit 99.1 hereto supersedes and replaces (i) certain specified portions of, and is intended to be read together with, the discussion under the heading “Federal Income Tax Considerations” in Exhibit 99.1 to American Assets Trust, Inc.’s (the “Company’s”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2016 (the “February 19 Form 8-K Exhibit 99.1”), and (ii) the discussion under the heading “Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2016 (the “July 29 Form 8-K Exhibit 99.1”). The discussion set forth in the February 19 Form 8-K Exhibit 99.1, which was filed with respect to Item 8.01 of Form 8-K, amended, restated and superseded in its entirety the discussion under the heading “Federal Income Tax Considerations” in the prospectus dated February 6, 2015 (the “prospectus”), which is a part of the Company’s Registration Statement on Form S-3 (File No. 333-201909) filed with the SEC on February 6, 2015 and the discussion set forth in Exhibit 99.1 to the Company’s and the operating partnership’s Current Report on Form 8-K filed with the SEC on November 3, 2015, which was filed with respect to Item 8.01 of Form 8-K. The July 29 Form 8-K Exhibit 99.1 superseded and replaced certain specified portions of, and was intended to be read together with, the discussion under the heading “Federal Income Tax Considerations” in the February 19 Form 8-K Exhibit 99.1
Item 9.01     Other Events.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2017	AMERICAN ASSETS TRUST, INC.
	By:	/s/ ADAM WYLL
Name: Adam Wyll Title: Senior Vice President, General Counsel and Secretary

Date: May 5, 2017	AMERICAN ASSETS TRUST, L.P.
By: American Assets, Trust, Inc., its General Partner
	By:	/s/ ADAM WYLL
Name: Adam Wyll Title: Senior Vice President, General Counsel and Secretary